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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 23, 1997


                        IMC Home Equity Loan Trust 1997-3
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                333-24455-01           13-3915137
-----------------------------      ------------      -------------------
(State or Other Jurisdiction       (Commission        (I.R.S. Employer
     of Incorporation)             File Number)      Identification No.)


c/o The Chase Manhattan Bank, as Trustee
   450 West 33rd Street, 15th Floor
        New York, New York                                 10001
----------------------------------------            --------------------
       (Address of Principal                             (Zip Code)
         Executive Offices)


        Registrant's telephone number, including area code (202) 946-8600


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         On June 23, 1997, IMC Home Equity Loan Trust 1997-3 (the "Trust") acquired $93,911,501.76 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1997, among IMC Securities, Inc. (the "Depositor"), Industry Mortgage Company, L.P., as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee") and the Subsequent Transfer Agreement attached hereto as
Exhibit 10.1 among the Depositor, the Servicer and the Trustee dated as of June 23, 1997. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated June 6, 1997 and the Prospectus Supplement dated June 6, 1997 filed pursuant to Rule 424(b)(5) of the Securities Act of 1933 on June 11, 1997.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:

            10.1 Subsequent Transfer Agreement dated as of June 23, 1997 among
                 IMC Securities, Inc., Industry Mortgage Company, L.P. and IMC Home Equity Loan Trust 1997-3.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IMC HOME EQUITY LOAN TRUST 1997-3

                             By:  IMC SECURITIES, INC., as Depositor

                             By:      /s/ Thomas Middleton
                                  --------------------------------
                                    Name:  Thomas Middleton
                                    Title: President and Chief Operating Officer




Dated:  July 3, 1997


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                                  EXHIBIT INDEX

Exhibit No.      Description                                            Page No.
10.1             Subsequent Transfer Agreement dated as of June 23,
                 1997 among IMC Securities, Inc., Industry Mortgage
                 Company, L.P. and IMC Home Equity Loan Trust 1997-3.